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                                     EXHIBIT 23.1



                         CONSENT OF PRITCHETT, SILER & HARDY



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Cimetrix Incorporated on Form S-8 of our report dated January 26, 1996 filed as an exhibit to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


PRITCHETT, SILER & HARDY
July 25, 1996